EXHIBIT (i)(2)



                               CONSENT OF COUNSEL

     I consent to the incorporation by reference in this Post-Effective Amendment No. 56 to the Registration Statement of Eaton Vance Income Fund of Boston (1933 Act File No. 02-42722) of my opinion dated July 8, 2003, which was filed as Exhibit (i) to Post-Effective Amendment No. 55.


                                           /s/ Robert J. Toner
                                           ------------------------
                                           Robert J. Toner, Esq.


July 30, 2003
Boston, Massachusetts